Exhibit 10.4







                     CUSTODY, PLEDGE AND SECURITY AGREEMENT
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     CUSTODY,  PLEDGE  AND  SECURITY  AGREEMENT,  dated  as of December 19, 2007
("Agreement"),  by  and  among ORBIT INTERNATIONAL CORP., a Delaware corporation
     ------
("Pledgor"), KENNETH J. ICE, MICHAEL R. RHUDY and JULIE A. MCDEARMAN (each, a "Pledgee" and collectively, the "Pledgees") and Phillips Nizer LLP a New York limited liability partnership, as custodian (the "Custodian").
     This Agreement is made pursuant to the Stock Purchase Agreement (the "SPA") dated as of December 19, 2007, by and among Pledgor, Integrated Consulting
Services, Inc. ("ICS"), a Kentucky corporation, and the Pledgees. CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED HEREIN THAT ARE DEFINED IN THE SPA SHALL HAVE THE MEANINGS GIVEN SUCH TERMS IN THE SPA.

                              W I T N E S S E T H:
                              -------------------
     WHEREAS, Pledgees have sold all of the issued and outstanding capital stock of ICS (hereinafter collectively referred to as the "Pledged Shares") under the SPA;
WHEREAS, Pledgor shall pay to the Pledgees up to an additional $1,000,000 over the next three years following the Closing of the Share Purchase in increments of $333,333 per year (the "Annual Earn-Out Payment") provided ICS attains Net Revenues of no less than $7,000,000 in each of the 2008, 2009, and 2010 fiscal years;
WHEREAS, each Annual Earn-Out Payment is evidenced by a non-interest bearing promissory note of Pledgor, dated the date hereof (as amended, modified, restated or otherwise supplemented from time to time, a "Note," and
                                                                  ----
collectively,  the  "Notes"),  which  Notes  are  secured  by  this  Agreement;
                     -----
WHEREAS, in the event an Event of Default (as defined in the Notes) has occurred, the Annual Earn-Out Payment attributable to the applicable fiscal year shall be paid by Pledgor to the Pledgees as required by the Notes and Section
2.08  of  the  SPA;
WHEREAS, the Pledged Shares are being pledged as collateral to ensure that Pledgor honors its commitment to pay the Annual Earn-Out Payments to the
Pledgees under the Notes, including in the event Pledgor enters into a transaction or otherwise intentionally engages in a course of conduct that causes a Material Adverse Change to ICS's business operations, other than in the Ordinary Course of Business, and which results in the failure of ICS to achieve the minimum of $7,000,000 of Net Revenues in any Earn-Out Year; WHEREAS, Pledgor has agreed to execute and deliver to Pledgees this Agreement pledging  the  Pledged  Shares as collateral for its obligations under the Notes and the SPA with respect to the Annual Earn-Out Payments discussed above (the "Obligations"); and
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WHEREAS,  the Pledgees have entered into an intercreditor agreement with Merrill
Lynch Business Financial Services, Inc. ("Pledgor's Lender"), pursuant to which they agreed not to take any action to foreclose or otherwise enforce their liens under this Agreement without the prior written consent of Pledgor's Lender, which consent shall not be unreasonably withheld.
NOW, THEREFORE, in consideration of the premises and to induce Pledgees to sell the Pledged Shares to Pledgor, Pledgor does now hereby covenant and agree with the Pledgees as follows:
     1.     Pledge.  Pledgor  hereby  pledges, assigns and delivers to Pledgees,
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and grants to each Pledgee a continuing security interest in, the Pledged Shares which are or will be owned either beneficially or of record by Pledgor as more particularly described on Exhibit A attached hereto, together with all
                             ----------
dividends, interest, proceeds and any other sums due or to become due thereon, all instruments, securities or other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for (as dividends, reclassification, readjustment or other changes in the capital structure of the issuers of such Pledged Shares, or otherwise) any or all of such Pledged Shares, all general intangibles associated therewith, and all proceeds thereof (collectively, including the Pledged Shares, the "Collateral")
                                                                    ----------
as security for the payment and performance of all obligations owing by Pledgor to Pledgees with respect to the payment of the Annual Earn-Out Payments under the Notes, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and any and all instruments, documents and agreements evidencing, securing or otherwise relating in any way to the Notes with respect to the Annual Earn-Out Payments discussed above and further including all reasonable costs, expenses and attorneys' and other professional fees incurred by Pledgees in connection with the collection of said indebtedness or in the enforcement, defense, protection or preservation of this Agreement or any of the Collateral, including without limitation, all costs and expenses incurred in connection with any "workout" or default resolution negotiations involving legal counsel or other professionals and any re-negotiation or restructuring of indebtedness of Pledgor under the Notes (collectively, the "Secured Obligations").
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2.     Custody of the Pledged Shares.  The Pledgees hereby appoint the Custodian
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as  their agent to receive and hold certificates representing the Pledged Shares for the benefit of the Pledgees. Such Pledged Shares, shall be beneficially owned by the Pledgor and registered in the name of Pledgor and delivered to the Custodian to be held for the benefit of Pledgees. The Custodian shall release such Pledged Shares only in accordance with Section 8 hereof.
3.     Representations,  Warranties and Covenants.  Pledgor represents, warrants
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and  covenants  to Pledgees that: (a) Pledgor has good and unencumbered title to the Collateral, free and clear of all claims, pledges, liens, security interests and other encumbrances of every nature whatsoever, except the pledge granted to Pledgees hereunder; (b) Pledgor has the unrestricted right to make this pledge;
(c) the Collateral is duly and validly pledged with Pledgees in accordance with law; (d) Exhibit A hereto correctly sets forth 100% of the issued and
           ----------
outstanding  Common  Stock  of  ICS  owned  by  Pledgor; (e) Pledgor will defend
         -
Pledgees' right and security interest in and to the Collateral against the claims and demands of all persons whomsoever, subject only to any subordination agreement to be entered into with Pledgor's Lender as described above; (f) Pledgor will not sell, convey or otherwise dispose of any of the Collateral, nor will it create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever with respect to any of the Collateral or the proceeds thereof, subject only to any subordination agreement to be entered into with Pledgor's Lender as described above; (g) Pledgor has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement, and to pledge, assign and grant a security interest in all of the Collateral pursuant to this Agreement; (h) no consent or approval or the taking of any other action in respect of any party or of any public authority is required as a condition to the validity or enforceability of this Agreement; (i) except as set forth in the SPA and evidenced by the Notes, the Pledged Shares have been fully paid for; (j) there are no contractual restrictions upon the voting rights or the transfer of the Pledged Shares; and
(k) the execution, delivery and performance hereof, and the pledge and assignment of and granting of a security interest in the Collateral hereunder, have been duly authorized by all necessary action of Pledgor and do not contravene any law, rule or regulation or any judgment, decree or order of any tribunal or any agreement or instrument to which Pledgor is a party or by which Pledgor or any of Pledgor's property is bound or affected or constitute a default thereunder.
4.     Delivery  of Collateral, Power of Attorney.  Pursuant to Section 2 above,
       ------------------------------------------
prior to the date hereof, and/or simultaneously herewith, Pledgor has delivered to Custodian all certificates evidencing the Pledged Shares, accompanied by stock powers duly executed in blank, for the use, benefit, security and protection of Pledgees as set forth herein, and upon and subject to the terms and conditions hereof. Pledgor hereby irrevocably grants to Pledgees powers of attorney, coupled with an interest, with respect to the Collateral for all purposes consistent with this Agreement. Said power of attorney shall include, but shall not be limited to, the right and power to transfer the Collateral into Pledgees' names or those of its nominees and to receive the income and any distributions thereon and hold the same as Collateral or apply the same to any Obligation, solely in the event an Event of Default has occurred; to execute in Pledgor's name instruments of conveyance or transfer with respect to all or any of the Collateral; and to take such other action to enforce any rights of Pledgees hereunder or with respect to any of the Collateral.
5.     Dividends, Interest and Other Rights.  Unless Pledgees otherwise agree in
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writing,  if  Pledgor  receives:  (a) any dividend in connection with any of the
Pledged Shares, whether in cash or other property (b) any dividend or other distribution in cash or other property in connection with any recapitalization or reclassification of any of the Pledged Shares, liquidation or dissolution of ICS or otherwise, or (c) any stock certificate, option or rights, whether as an addition to, in substitution of or in exchange for, any of the Pledged Shares, or otherwise, the same shall constitute Collateral, and Pledgor agrees to accept the same in trust for Pledgees and to forthwith deliver the same to the Custodian, in the exact form received, with Pledgor's endorsement and/or assignment when necessary, to be held by the Custodian, as collateral security for the Secured Obligations.
6.     Further  Assurances.     Pledgor agrees that at any time and from time to
       -------------------
time, at the expense of Pledgor, Pledgor will promptly execute and deliver to the Pledgees all further proxies, stock powers, instruments and documents, and take all further action, that may be necessary or appropriate, or that Pledgees may request, in order to perfect (by control or otherwise) and protect any security interest granted or purported to be granted hereby or to enable
Pledgees to exercise and enforce their rights and remedies hereunder with respect to any of the Collateral.
7.     Voting  Rights.  Unless  and  until  an  Event  of  Default occurs and is
       --------------
continuing, Pledgor shall have the right: (a) to vote and give consents with respect to any of the Pledged Shares for all purposes not inconsistent with the provisions of this Agreement and/or the SPA, (b) to consent to and ratify action taken at or waive notice of any meeting with respect to any of the Pledged Shares with the same force and effect as if such shares were not subject to this Agreement, and (c) to generally be entitled to all rights and benefits of a holder of common stock of ICS subject to the limitations set forth in this Agreement.
8.     Release  of  PledgedShares.
       --------------------------
     If with respect to each of the Notes, either (i) full payment has been made by or on behalf of the Pledgor in accordance with the terms of the Note, together with the payment of accrued interest as set forth therein or (ii) no payment was made by Pledgor in accordance with the terms of the Note due to the failure of ICS to achieve the minimum of $7,000,000 of Net Revenues in the applicable Earn-Out Year; provided, however, that such failure was not due to an Event of Default, then the Pledgees agree to release from the lien of this
Pledge Agreement, and to instruct the Custodian in writing to release and transfer to the order of the Pledgor, the Pledged Shares. In the Event of Default, Custodian shall transfer the certificates representing the Pledged Shares to the Pledgees, upon receiving a written notice from the Pledgees to do so.
     9.     Rights  of  thePledgees.  The  Pledgees  shall not be liable for any
            -----------------------
failure to collect or realize upon the Collateral or any guarantee therefor, or any part thereof, or for any delay in so doing, nor shall it be under any obligation to take any action whatsoever with regard thereto. If an Event of Default under the SPA has occurred and is continuing, the Pledgees may thereafter, without notice, exercise all rights, privileges or options pertaining to any Collateral as if they were the holder and absolute owner thereof, upon such terms and conditions as they may determine, all without liability except to account for property actually received by then, but the Pledgees shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.
10.     Rights  and Remedies.  Upon the occurrence and during the continuance of
        --------------------
an  Event  of  Default,  Pledgees  at any time and from time-to-time thereafter:
     (a)     may cause any or all of the Collateral to be registered in their own name or in the name of any nominee or nominees.
(b) shall be entitled to collect and receive all interest, dividends, payments and other distributions of any character, declared or paid on any of the Collateral.
(c) may vote any or all shares of any of the Pledged Shares and give all consents, waivers, and ratifications in respect thereof and otherwise act with respect thereto as though it was the absolute owner thereof.
(d) may sell, assign, transfer and deliver at any time the whole, or from time to time any part, of the Pledged Shares or any rights or interests therein, at private sale or in any other manner in accordance with law, at such prices on such terms as Pledgees may deem to be in their best interests, and either for cash, on credit, or for future delivery, at the option of Pledgees, upon ten
(10) days written notice, which Pledgor agrees is commercially reasonable, addressed to Pledgor at its last address on file with Pledgees.
     As an alternative to exercising the power of sale conferred upon it herein, Pledgee may proceed by suits at law or in equity, or both, to foreclose this Agreement and to sell the Pledged Shares, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction. If any of the Pledged Shares or any rights or interests therein shall be disposed of at a private sale, Pledgees shall be relieved from all liability or claims for inadequacy of price. At any such sale Pledgees may purchase the whole or any part of the Pledged Shares or any rights or interests therein so sold. If any of the Pledged Shares or any rights or interests therein shall be sold on credit or for future delivery, the Pledged Shares or rights or interests so sold may be retained by Pledgees, until the selling price thereof shall be paid by the purchaser. Pledgees may, after compliance with applicable law, choose in lieu of sale to accept the Pledged Shares in satisfaction of any the Secured Obligations.
     (e) shall otherwise have all the rights and remedies of a secured party with respect to the Collateral as are provided under the Uniform Commercial Code in force in Kentucky on the date hereof and as may be amended from time to time, or under other applicable law, and Pledgees may set off or otherwise apply the Collateral against the payment of any of the Secured Obligations and shall have the right to take such other actions as are consistent with the power of attorney set forth in Section 4 hereof.
     11.     No  Disposition,  Etc.  Without  the  prior  written consent of the
             ----------------------
Pledgees, the Pledgor agrees that it will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, nor will it create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Collateral, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Pledge Agreement or permitted in the SPA. Notwithstanding the foregoing, Pledgees shall enter into a subordination agreement with Pledgor's Lender, if requested to do so by Pledgor's Lender, pursuant to which they shall agree not to take any action to foreclose or otherwise enforce their liens under this Agreement without the prior written consent of Pledgor's Lender, which consent shall not be unreasonably withheld.
     12.     Further  Assurances.  The  Pledgor agrees that at any time and from
             -------------------
time to time upon the written request of the Pledgees, the Pledgor will execute and deliver such further documents and do such further acts and things as the Pledgees may reasonably request in order to effect the purposes of this Pledge Agreement.
13.     No  Waiver;  Cumulative  Remedies.  The  Pledgees  shall not by any act,
        ---------------------------------
delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Pledgees, and then only to the extent therein set forth. A waiver by the Pledgees of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Pledgees would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Pledgees, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.
14.     Amendments.  None  of  the  terms or provisions of this Pledge Agreement
        ----------
may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Pledgees and, in the case of any amendment affecting the rights or obligations of the Custodian, duly executed by the Custodian. This Pledge Agreement and all obligations of the Pledgor hereunder shall be binding upon the successors and assigns of the Pledgor, and shall, together with the rights and remedies of the Pledgees hereunder, inure to the benefit of the Pledgees and their successors and assigns.
     15.     The  Custodian.
             --------------
     (a) The Custodian shall have only the duties as expressly set forth herein and shall not be subject to any liability hereunder with respect to Collateral held in its custody, except for its negligence or willful misconduct.
(b)     The Pledgor agrees to indemnify the Custodian against any loss, liability or expense, incurred without negligence or willful misconduct on the part of the Custodian, arising out of or in connection with any of its duties as Custodian hereunder, including the costs and expenses of defending itself from any claim or liability in connection herewith. The provisions of this paragraph shall survive the termination of this Pledge Agreement.
(c) In the event the Custodian shall resign or be removed under this Pledge Agreement, and a successor custodian shall be appointed by the Pledgees as the successor Custodian under this Pledge Agreement, upon the acceptance of any appointment as Custodian hereunder by a successor Custodian, such successor Custodian shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Custodian, and the resignation or removal of the retiring Custodian shall be effective as of such date. After the effective date of any retiring Custodian's resignation or removal as Custodian hereunder, the provisions of this Section shall remain applicable to it as to any actions taken or omitted to be taken by it while it was Custodian under this Pledge Agreement.
(d) The Custodian has executed this Pledge Agreement solely as Custodian for the Pledgees in accordance with the terms hereof and hereby agrees not to exercise any right or remedy, including a right of set-off, it may have at any time with respect to any of the Collateral, except in accordance with the provisions of this Pledge Agreement or the written instructions of the Pledgees.
     16.     Headings.  The  captions  in  this  Pledge  Agreement  are  for
             --------
convenience  of  reference  only  and  shall  not define or limit the provisions hereof.
17.     Counterparts.  This  Pledge  Agreement  and any amendments hereof may be
        ------------
executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Pledge Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.
     18.     Term.  This Agreement shall terminate when one of the following
             ----
occurs with respect to all Notes made by Pledgor to the Pledgees: (i) full payment has been made by or on behalf of the Pledgor in accordance with the terms of the Note, together with the payment of accrued interest as set forth therein or (ii) no payment was made by Pledgor in accordance with the terms of the Note due to the failure of ICS to achieve the minimum of $7,000,000 of Net Revenues in the applicable Earn-Out Year; provided, however, that such failure was not due to an Event of Default, or (iii) in the Event of Default,
immediately after Custodian releases the Pledged Shares to the Pledgees pursuant to the Pledgees written instructions. Upon termination of this Agreement, except in the Event of Default, any Pledged Shares still pledged hereunder (and not yet disposed of) shall be delivered to Pledgor.
     19.     Applicable  Law.  This Agreement shall be governed by and construed
             ---------------
according to the laws of the Commonwealth of Kentucky (but not its conflicts of law provisions). Pledgor hereby consents to service of process, and to be sued, in the Commonwealth of Kentucky and consents to the jurisdiction of the courts of Jefferson County, Kentucky, and the United States District Court for the Western District of Kentucky, as well as to the jurisdiction of all courts from which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising hereunder or out of any of the Secured Obligations or with respect to the transactions contemplated hereby, and expressly waives any and all objections Pledgor may have to venue in any such courts. Each of Pledgor and Pledgees further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth below shall be effective service of process for any action, suit or proceeding in Kentucky with respect to any matters to which it has submitted to jurisdiction in this Section 19.
20.     Reasonable Care.  Beyond the exercise of reasonable care with respect to
        ---------------
the safe custody of the Collateral while held hereunder, under no circumstances shall Pledgees be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto. Pledgee shall have no duty or liability to collect any sums due in respect thereof or to protect or preserve his or her or Pledgor's rights pertaining thereto, and shall be relieved of all responsibility for any of the Collateral upon surrendering the same to Pledgor.
21.     Course  of  Conduct.  No  course of dealing between Pledgor and Pledgees
        -------------------
nor any failure to exercise, nor any delay in exercising, on the part of Pledgees, any right, power or privilege hereunder or under any of the Secured Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided and provided under any of the Secured Obligations are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law, including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code in force in New York on the date hereof and as may be amended from time to time.
22.     Assignment.  In  the event of a sale or assignment by Pledgees of all or
        ----------
any of the Secured Obligations held by them, Pledgees may assign or transfer their rights and interests under this Agreement in whole or in part to the purchaser or purchasers of such Secured Obligations, whereupon such purchaser or purchasers shall become vested with all of the powers and rights given to Pledgees hereunder, and Pledgees shall thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights and interest so assigned.
23.     Notices.  All notices, demands, requests, and other communications given
        -------
under this Agreement shall only be effective if they are (a) in writing, (b) sent by hand delivery, by facsimile transmission, by reputable express delivery service, or by certified or registered mail, postage prepaid, and (c) (i) when delivered to the addressee by hand, (ii) when received by the addressee as evidenced by a return receipt signed by the addressee or its agent, and (iii) in the case of facsimile transmissions, when transmitted, answer back received:
     To Pledgor:          Orbit International Corp.
80 Cabot Court
Hauppauge, New York 11788
Attention:     Dennis Sunshine, President
Facsimile:     (631) 952-1396
With a copy to:
Phillips Nizer LLP
666 Fifth Avenue
New York, New York 10103
Attention: Elliot H. Lutzker, Esq.
Facsimile: (212) 262-5152
If to Pledgees:
Kenneth J. Ice
Integrated Consulting Services, Inc.
163 Rochester Drive
Louisville, KY 402124
Facsimile:     (502) 364-5108
Michael R. Rhudy
Integrated Consulting Services, Inc.
163 Rochester Drive
Louisville, KY 402124
Facsimile:     (502) 364-5108
Julie A. McDearman
Integrated Consulting Services, Inc.
163 Rochester Drive
Louisville, KY 402124
Facsimile:     (502) 364-5108


With a copy to:
Seiller Waterman LLC
Meidinger Tower, 22nd Floor
462 South Fourth Street
Louisville, KY 40202
Attention:     Anuj G. Rastogi, Esq.
Facsimile:     (502) 371-9287

     To  Custodian:          Phillips  Nizer  LLP
               666  Fifth  Avenue
               New  York,  NY  10103
     Attn:  Elliot  H.  Lutzker
     Fax:  (212)  262-5152
or to such other address (and/or facsimile transmission number) as Pledgor or Pledgees, as the case may be, shall have specified in the latest unrevoked notice sent to the other in accordance with this Section 23.
     24.     Marshalling.  Pledgees shall not be required to marshal any present
             -----------
or future collateral security for (including, but not limited to, this Agreement and the Collateral), or other assurances of payment of, the Secured Obligations, or any of them, or to resort to such collateral security or other assurances of payment in any particular order. All of the Pledgees' rights and remedies hereunder and in respect of such security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that Pledgor lawfully may, Pledgor hereby agrees that Pledgor will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of Pledgees' rights under this Agreement or under any other instrument evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and to the extent that it lawfully may, Pledgor hereby irrevocably waives the benefits of all such laws.
25.     Waiver  and Consent.  PLEDGOR HEREBY WAIVES NOTICE OF ACCEPTANCE OF THIS
        -------------------
AGREEMENT AS WELL AS PRESENTMENT, DEMAND, PAYMENT, NOTICE OF DISHONOR OR PROTEST AND ALL OTHER NOTICES OF ANY KIND IN CONNECTION WITH ANY OF THE SECURED OBLIGATIONS, EXCEPT FOR NOTICES SPECIFICALLY REQUIRED BY THE TERMS THEREOF. Pledgees may release, substitute, supersede, exchange or modify any other collateral security they may from time to time hold, and release, substitute, surrender or modify the liability of any third party, without giving Pledgor notice, and Pledgor hereby consents to the same and acknowledges that the Secured Obligations shall not be terminated by any such action by Pledgees. Pledgees shall be under no duty to first exhaust its rights against any such collateral security or any such third party before realizing on the Collateral and otherwise proceeding under this Agreement.
26.     Expenses.  Pledgor  will  upon  demand pay to Pledgees the amount of any
        --------
and all reasonable expenses, including the fees and expenses of counsel and of any experts and agents, which Pledgees may incur in connection with (a) the custody, preservation or sale of, collection from or other realization upon any of the Collateral, (b) the exercise or enforcement of any of the rights of Pledgees hereunder, or (c) the failure by Pledgor to perform or observe any of the provisions hereof.
27.     Binding  Agreement.  This  Agreement  shall be binding upon and inure to
        ------------------
the benefit of the parties hereto and their respective successors and assigns, and the term "Pledgees" shall be deemed to include any other holder or holders of any of the Secured Obligations. As used herein, plural or singular include each other, and pronouns of any gender are to be construed as masculine, feminine or neuter, as context requires.
28.     Severability.  In  the  event that any provision of this Agreement shall
        ------------
be determined to be superseded, invalid or otherwise unenforceable pursuant to applicable law, such determination shall not affect the validity of the balance of this Agreement, and the remaining provisions of this Agreement shall be enforced as if the invalid provisions were deleted.

     THIS AGREEMENT IS SUBJECT TO THAT CERTAIN INTERCREDITOR AGREEMENT DATED DECEMBER 19, 2007 AMONG MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC., KENNETH
J. ICE, MICHAEL R. RHUDY, AND JULIE A. MCDEARMAN. IN THE EVENT OF INCONSISTANCES BETWEEN THIS AGREEMENT AND THE SAID INTERCREDITOR AGREEMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND PREVAIL.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.
PLEDGEES:     PLEDGOR:
________________________________
Kenneth  J.  Ice     ORBIT  INTERNATIONAL  CORP
     By:  ______________________________
________________________________     Name:  Dennis  Sunshine
Michael  R.  Rhudy     Title:  President
________________________________     CUSTODIAN:
Julie  A.  McDearman     PHILLIPS  NIZER  LLP
     By:  ______________________________
     Name:  Elliot  H.  Lutzker

                                     ------

1026228.2
                                    EXHIBIT A
                                    ---------

                         PLEDGEE NAME     PLEDGED SHARES
                         ------------     --------------

                                   Kenneth Ice
                                   80 shares of ICS
                         Mike Rhudy     10 shares of ICS

                                 Julie McDearman
                                   10 shares of ICS